UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 6, 2022 (December 5, 2022)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2022, Andrew Bloch, the Chief Financial Officer (“CFO”) of The Hamilton Company, Inc. (“Hamilton”), which has been engaged by New England Realty Associates Limited Partnership (the “Partnership”) to manage the properties of the Partnership, resigned as Chief Financial Officer. Mr. Bloch remains as a director of NewReal, Inc. (“NewReal”), the general partner of the Partnership, and of Hamilton. Mr. Bloch’s decision to resign as CFO is not the result of any disagreement with the Partnership on any matter relating to the Partnership’s operations, policies, or practices. Mr. Bloch has served as CFO of Hamilton since 1998.

Effective as of December 5, 2022, the Board of Directors of Hamilton elected Karen N. Zermani as CFO of Hamilton to fill the vacancy created by the resignation of Mr. Bloch as CFO.

Prior to joining The Hamilton Company, Inc. as CFO, Ms. Zermani served as CFO of ClearPlan LLC since 2021. Prior to ClearPlan LLC, Ms. Zermani served as Vice President of Investments for Benchmark Senior Living from 2017 to 2021. Ms. Zermani served as Chief Financial Officer of Maplewood Senior Living from 2016 to 2017 and as Managing Director of Finance and Accounting for Blue Moon Capital Partners from 2015 to 2016. Ms. Zermani served as Chief Financial Officer for the Kensington Investment Company from 2012 to 2015. Ms. Zermani received her BA from the University of Pennsylvania, her MA from the University of Pennsylvania’s Fels Center of Government and her MBA from the MIT Sloan School of Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

	By:	NewReal, Inc., its General Partner

		By	/s/ Jameson Brown
Jameson Brown, its Treasurer
Date December 6, 2022

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